UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2017 (June 1, 2017)

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Explanatory Note

This Current Report on Form 8-K/A (the “Second Amendment”) amends and supplements the Current Report on Form 8-K filed by TC PipeLines, LP (the “Partnership”) on June 1, 2017 (the “Original Form 8-K”), which reported under Item 2.01 thereof that the Partnership, through its subsidiary TC PipeLines Intermediate Limited Partnership, completed the acquisitions of a 49.34% interest in Iroquois Gas Transmission System, L.P. (“Iroquois”) from subsidiaries of TransCanada Corporation (“TransCanada”)  together with TransCanada’s remaining 11.81% interest in the Portland Natural Gas Transmission System (“PNGTS”) (collectively, the “Acquisition”), and the Current Report on Form 8-K filed by the Partnership on June 30, 2017 (the “First Amendment”), which was filed as an amendment to the Original Form 8-K to file the consolidated financial statements of Iroquois and PNGTS as required under Item 9.01(a) of Form 8-K and the pro forma financial information as required under Item 9.01(b) of Form 8-K. This Second Amendment is being filed to update the pro forma financial statements required by Item 9.01(b)(1) to    include the complete three year pro forma income statements as required by Regulation S-X, Article 11 Rule 11-02 (c) (2) (iii). The Exhibit 99.5 of this Second Amendment amends and replaces in its entirety the unaudited pro forma financial information included as Exhibit 99.5 of the First Amendment.  All other information previously reported in the Original Form 8-K and the First Amendment is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

    (b)       Pro forma financial information.

Unaudited pro forma consolidated financial statements of the Partnership as of and for the three months ended March 31, 2017 and for the years ended December 31, 2016, December 31, 2015 and December 31, 2014 are attached hereto as Exhibit 99.5.

    (d)       Exhibits

Exhibit No.	Description
99.5	Unaudited Pro Forma Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc.,
its general partner

By:	/s/ Jon Dobson
Jon Dobson
Secretary

Dated:  August 3, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.5	Unaudited Pro Forma Financial Data